Exhibit 10.26AM

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

FORTY-FIFTH AMENDMENT TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT BETWEEN

CSG SYSTEMS, INC. AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Forty-fifth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms. The effective date of this Amendment is the date last signed below (the “Amendment Effective Date”).

1.

Customer desires to convert those certain Customer’s subscribers associated with Customer’s subscribers located within Customer’s markets in the state of [********* (the “********* ******]”) currently receiving billing services from Customer’s third party biller platform to the CSG billing platform as soon as reasonably possible (for purposes of this Amendment, the “[********* ********* ***********]”), under the terms of the Agreement and pursuant to that certain Statement of Work, “Programmatic Data Conversion of [********* ******] Non-ACP Subscribers to the Advanced Convergent Platform (“ACP”),” to be executed by the Parties (CSG document no. 4135864 the “[********* ********** ***]”).

2.	CSG’s Services shall commence upon the Conversion Date, as defined in the Agreement.

3.

CSG agrees to amend the first paragraph under Conversion Incentive Bonus of Schedule F, by deleting it in its entirety and replacing it with the following, to include conversions resulting from the [***** ********** ***] and the [********* ********** ***]:

As an [********* ** ******* *********** to CSG **** * ****** ***** **** *** and thus make such subscribers Connected Subscribers under this Agreement (for purposes of the ********** ********* ***** and the BSC Rate Table, the “Converted Connected Subscribers”), CSG agrees, unless otherwise provided in Schedule F. "Fees," under the BSC Rate Table, to provide Customer with an ********* ***** ***** to $****** *** ***** for each ********* *********  **********  (“**********  *********  *****”). The ********** ********* ***** shall be payable with respect to each ********* ********* ********** ** **** ***** **** *** ***** ** ***** *** ********** ********** **** ****** through ******** *** **** (“********* ****”) and such ******* ****** will be ******* ** ** ******* ****** ******* ********** **** in the **** ********** *****. Upon the expiration of the ********* ****, the ********** ********* ***** ***** *****].

Exhibit 10.26AM

[********** ********* ***** ******* ******* *** ** ********** as ********** ********** *********** for which the ********** **** ****** in the ***** ***** **** ******** ***** and in the **** ******** ****, ****** ** ** ******* ** *********** ********** ******** to the ***** ********** *** and (ii) ********* ********** ***, in which the ********** ********* ***** is applicable. The ********** ********* ***** may only be ****** ****** *** ***** ***** **** ******** ***** of the Agreement and in the **** ******** ****, ****** ** ** ******* ** *********** ********** ******** to the ***** ********** *** and ********* ********** ***, and, except for *********** ********* ******** to the ***** ********** *** and ********* ********** *** in ******** **** ****, the ********** ********* ***** will no longer be ********** ** ********** *********** **** ***** ***** ******** *** ****. The ********** ********* ***** is only applicable to ********* ********* ***********. For clarification purposes, ********* ********* *********** shall not include ******** *********** which ******** ****** ***** this Agreement for the provision of ***** *** **** ********].

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the Amendment Effective Date (defined above).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Gregory L. Cannon
Title: SVP Billing Strategy & Design	Title: SVP, General Counsel & Secretary
Name: Michael Ciszek	Name: Gregory L. Cannon
Date: Oct 8, 2020	Date: Oct 8, 2020